Exhibit 24.1


                                POWER OF ATTORNEY


          Each of the undersigned hereby constitutes and appoints William G. Van Dyke, James R. Giertz and Norman C. Linnell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their name, place and stead, for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc. ("Donaldson"), the Registration Statement on Form S-8 of Donaldson to be filed under the Securities Act of 1933 for the registration of up to 400,000 shares of Common Stock of Donaldson under the Donaldson Company, Inc. Stock Option Program for Nonemployee Directors and the Donaldson Company, Inc. 1998 Nonemployee Director Stock Option Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated as of May 31, 1998.


                                             /s/ F. Guillaume Bastiaens
                                             -----------------------------------
                                             F. Guillaume Bastiaens


                                             /s/ Paul B. Burke
                                             -----------------------------------
                                             Paul B. Burke


                                             /s/ Janet M. Dolan
                                             -----------------------------------
                                             Janet M. Dolan


                                             /s/ Jack W. Eugster
                                             -----------------------------------
                                             Jack W. Eugster


                                             /s/ John F.  Grundhofer
                                             -----------------------------------
                                             John F. Grundhofer


                                             /s/ Kendrick B. Melrose
                                             -----------------------------------
                                             Kendrick B. Melrose


                                             /s/ S. Walter Richey
                                             -----------------------------------
                                             S. Walter Richey


                                             /s/ Stephen W. Sanger
                                             -----------------------------------
                                             Stephen W. Sanger